UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2021

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 2.02    Results of Operations and Financial Condition
Explanatory note: Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information for the three and six months ended June 30, 2021 regarding (i) the impact to results of operations related to changes in the fair value of derivative instruments and certain other information regarding its derivative instruments, (ii) the impact to results of operations from the change in fair value of the Company's investment in affiliate, (iii) the net effect of third party purchases and sales of oil, gas and diesel on its results of operations and (iv) the weighted average basic and diluted shares outstanding.
Derivative Activity
The following table summarizes the net derivative results that the Company expects to report in its earnings for the three and six months ended June 30, 2021:

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
	(in millions)
Noncash changes in fair value:
Oil derivative loss, net	$(203)	$(552)
Gas derivative loss, net	(76)	(77)
Marketing derivative gain (loss), net	17	(3)
Total noncash derivative loss, net	(262)	(632)

Net cash payments on settled derivative instruments:
Oil derivative payments (a)	(548)	(854)
Gas derivative payments (b)	(9)	(17)
Marketing derivative payments	(13)	(20)
Total cash payments on settled derivative instruments, net	(570)	(891)
Total derivative loss, net	$(832)	$(1,523)
_____________________
(a)Includes the effect of liquidating certain of the Company's 2022 West Texas Intermediate swap contracts for cash payments of $13 million during the six months ended June 30, 2021.
(b)Includes the effect of liquidating certain of the Company's 2021 NYMEX swap contracts for cash receipts of $447 thousand during the six months ended June 30, 2021.
Investment in Affiliate
The Company owns 16.6 million shares of ProPetro Holding Corp. ("ProPetro"), which is measured on a recurring basis at fair value. The Company expects to report a noncash loss of $25 million and a noncash gain of $29 million on its investment in ProPetro for the three and six months ended June 30, 2021, respectively.
Sales of Purchased Commodities
The Company enters into pipeline capacity commitments in order to secure available oil, NGLs and gas transportation capacity from the Company's areas of production, and secure diesel supply from the Gulf Coast to the Company's operations in the Permian Basin. The Company enters into purchase transactions with third parties and separate sale transactions with third parties to diversify a portion of the Company's oil and gas sales to (i) Gulf Coast refineries, (ii) Gulf Coast and West Coast gas markets and (iii) international oil markets, and to satisfy unused gas pipeline capacity commitments. The Company expects the net earnings effect of third party purchases and sales of oil, gas and diesel, along with marketing derivative payments, for the three and six months ended June 30, 2021 to be as follows:

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021

	(in millions)
Net effect of third party purchases and sales of commodities	$(40)	$(54)
Marketing derivative payments	(13)	(20)
	$(53)	$(74)
Weighted Average Basic and Diluted Shares Outstanding
The components of basic and diluted weighted average shares outstanding for the three and six months ended June 30, 2021 are as follows:

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021

	(in millions)
Basic weighted average shares outstanding (a)	234	222
Contingently issuable stock-based compensation	1	1
Convertible notes dilution (b)	12	12
Diluted weighted average shares outstanding	247	235
_____________________
(a)Includes the weighted average effect of the 27 million shares of Pioneer common stock issued on May 4, 2021 to acquire Double Eagle III Midco 1 LLC and the 52 million shares of Pioneer common stock issued on January 12, 2021 to acquire Parsley Energy Inc.
(b)The Company early adopted Accounting Standards Update 2020-06 on January 1, 2021, as a result of this early adoption, diluted weighted average common shares outstanding have been increased to reflect the dilutive effect that would have resulted if the Company's convertible notes had been converted at the beginning of the three and six months ended June 30, 2021. If converted by the holder, the Company intends to settle the convertible notes in cash.

Item 7.01    Regulation FD Disclosure
The Company's open commodity oil and gas derivative positions as of July 22, 2021 are as follows. These positions include contracts assumed by the Company as a result of the acquisition of Parsley Energy, Inc. ("Parsley") on January 12, 2021 and Double Eagle III Midco 1 LLC ("DoublePoint") on May 4, 2021.

	2021		Year Ending December 31, 2022
	Third Quarter	Fourth Quarter
Average daily oil production associated with derivatives (Bbl):
Brent swap contracts:
Volume	17,000	17,000	—
Price	$44.45	$44.45	$—
MEH swap contracts:
Volume	43,000	43,000	2,055
Price	$40.52	$40.52	$42.80
Midland WTI swap contracts:
Volume	5,000	5,000	—
Price	$40.50	$40.50	$—
NYMEX WTI swap contracts:
Volume	15,000	15,000	—
Price	$52.85	$52.85	$—
NYMEX rollfactor swap contracts:
Volume	35,000	35,000	—
Price	$0.17	$0.17	$—
Midland WTI basis swap contracts:
Volume	37,000	37,000	26,000
Price	$0.89	$0.89	$0.50
Brent call contracts sold:
Volume (a)	20,000	20,000	—
Price	$69.74	$69.74	$—
Brent collar contracts:
Volume	—	—	10,000
Price:
Ceiling	$—	$—	$60.32
Floor	$—	$—	$50.00
NYMEX WTI collar contracts:
Volume	16,000	6,000	—
Price:
Ceiling	$64.66	$55.54	$—
Floor	$56.25	$50.00	$—
Brent collar contracts with short puts:
Volume	110,000	90,000	57,000
Price:
Ceiling	$54.46	$50.74	$64.41
Floor	$47.82	$45.11	$50.18
Short put	$36.87	$35.07	$38.25
MEH collar contracts with short puts:
Volume	9,446	9,446	—
Price:
Ceiling	$51.29	$51.29	$—
Floor	$41.55	$41.55	$—
Short put	$31.55	$31.55	$—
NYMEX WTI collar contracts with short puts:
Volume	—	—	12,000
Price:
Ceiling	$—	$—	$65.86
Floor	$—	$—	$52.50
Short put	$—	$—	$40.00

	2021		Year Ending December 31, 2022
	Third Quarter	Fourth Quarter
Average daily gas production associated with derivatives (MMBtu):
NYMEX swap contracts:
Volume	60,000	60,000	—
Price	$2.95	$2.95	$—
ICE Dutch TTF swap contracts:
Volume	30,000	30,000	—
Price	$5.07	$5.07	$—
WAHA swap contracts:
Volume	116,304	116,304	4,932
Price	$2.36	$2.36	$2.46
NYMEX collar contracts:
Volume	247,000	247,000	1,726
Price:
Ceiling	$3.19	$3.20	$3.45
Floor	$2.60	$2.60	$2.75
Basis swap contracts:
Permian Basin index swap volume (b)	7,000	7,000	1,726
Price differential	$(0.39)	$(0.39)	$(0.39)
____________________
(a)The referenced call contracts were sold in exchange for higher ceiling prices on certain 2020 collar contracts.
(b)The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells a portion of its Permian Basin gas and the NYMEX index price used in swap contracts.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices; product supply and demand; the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, on global and U.S. economic activity; competition; the ability to obtain environmental and other permits and the timing thereof; the effect of future regulatory or legislative actions on Pioneer or the industry in which it operates, including the risk of new restrictions with respect to development activities; the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms; potential liability resulting from pending or future litigation; the costs and results of drilling and operations; availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities; access to and availability of transportation, processing, fractionation, refining, storage and export facilities; Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled; the risk that the Company will not be able to fully or timely realize the expected synergies and accretion metrics from the Parsley Energy, Inc. and Double Eagle III Midco 1 LLC acquisitions; the assumptions underlying forecasts, including forecasts of production, cash flow, well costs, capital expenditures, rates of return, expenses and cash flow from purchases and sales of oil and gas, net of firm transportation commitments; sources of funding; tax rates; access to and cost of capital; the financial strength of counterparties to Pioneer's credit facility, investment instruments and derivative contracts and purchasers of Pioneer's oil, NGL and gas production; uncertainties about estimates of reserves; identification of drilling locations and the ability to add proved reserves in the future; quality of technical data; environmental and weather risks, including the possible impacts of climate change; cybersecurity risks; the risks associated with the ownership and operation of the Company's water services business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q filed thereafter and other filings with the United States Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	July 26, 2021